State in Which
                                                  Subsidiary is
                                                  Organized
                                                  ______________

EMPIRE GAS CORPORATION

          EMPIREGAS FIELD SERVICE CORPORATION
          EMPIREGAS EQUIPMENT CORPORATION                         DE
          EMPIRE UNDERGROUND STORAGE, INC.                        DE
          EMPIRE MARKETING CORPORATION                            DE
          UTILITY COLLECTION CORPORATION                          DE
          EMPIREGAS TRANSPORTS, INC. (MO)                         DE
          EMPIRE AVIATION CORPORATION                             DE
          EMPIREGAS TRANSPORTS, INC.-OREGON                       DE

          EMPIREGAS INC. OF GLOBE                                 AZ
          EMPIREGAS INC. OF ELSINORE                              CA
          EMPIREGAS INC. OF ESCONDIDO                             CA
          EMPIREGAS INC. OF LOS ANGELES                           CA
          EMPIREGAS INC. OF MODESTO                               CA
          EMPIREGAS INC. OF PLACERVILLE                           CA
          EMPIREGAS INC. OF POMONA                                CA
          EMPIREGAS INC. OF SACRAMENTO                            CA
          EMPIREGAS INC. OF SUSANVILLE                            CA
          EMPIREGAS INC. OF YUCCA VALLEY                          CA
          EMPIREGAS INC. OF BOISE                                 ID
          EMPIREGAS INC. OF ALBANY                                OR
          EMPIREGAS INC. OF HERMISTON                             OR
          EMPIREGAS INC. OF MEDFORD                               OR
          EMPIREGAS INC. OF NORTH BEND                            OR
          EMPIREGAS INC. OF SANDY                                 OR
          EMPIREGAS INC. OF THE DALLES                            OR
          EMPIREGAS INC. OF AUBURN                                WA
          EMPIREGAS INC. OF CHEHALIS                              WA
          EMPIREGAS INC. OF SUNNYSIDE                             WA
          EMPIREGAS INC. OF WENATCHEE                             WA
          EMPIREGAS INC. OF YAKIMA                                WA
          EMPIREGAS INC. OF BREMERTON                             ID
          ALL STAR GAS INC. OF COEUR D'ALENE                      CO
          EMPIREGAS INC. OF COLORADO                              CO
          GINCO GAS COMPANY INC.                                  CO
          ALL STAR GAS INC. OF GREELEY                            CO
          ALL STAR GAS INC. OF SALIDA                             CO
          RON'S L.P. GAS, INC.                                    WY
          ALL STAR GAS INC. OF GUNNISON                           CO
          EMPIREGAS INC. OF CANTON                                TX
          EMPIREGAS INC. OF PADUCAH                               TX
          EMPIREGAS INC. OF WILLS POINT                           TX
          EMPIREGAS INC. OF WACO                                  TX
          EMPIREGAS INC. OF PARIS, TX                             TX
          EMPIREGAS INC. OF DALLAS, TX                            TX
          EMPIREGAS INC. OF KEMP                                  TX
          EMPIREGAS INC. OF SAN ANTONIO                           TX
          EMPIREGAS INC. OF BRISTOW, INC.                         OK
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          EMPIREGAS INC. OF GROVE, INC.                           OK
          EMPIREGAS INC. OF HITICHITA, INC.                       OK
          EMPIREGAS INC. OF STIGLER, INC.                         OK
          EMPIREGAS INC. OF VINITA, INC.                          OK
          EMPIREGAS INC. OF ARNAUDVILLE                           LA
          EMPIREGAS INC. OF EUNICE                                LA
          EMPIREGAS INC. OF LAFAYETTE                             LA
          EMPIREGAS INC. OF LAKE CHARLES                          LA
          EMPIREGAS INC. OF GALVESTON                             TX
          EMPIREGAS INC. OF ORANGE COUNTY                         TX
          EMPIREGAS INC. OF OAK GROVE                             LA
          EMPIREGAS INC. OF WARREN                                AR
          ALL STAR GAS INC. OF LINCOLN                            AR
          ALL STAR GAS INC. OF SILOAM SPRINGS                     AR
          ALL STAR GAS INC. OF GREENWOOD                          DE
          EMPIREGAS INC. OF MISSOURI                              DE
          EMPIREGAS INC. OF ARMA, INC.                            KS
          ALL STAR GAS INC. OF CARTHAGE                           DE
          ALL STAR GAS INC. OF MT. VERNON                         DE
          ALL STAR GAS INC. OF CLINTON                            IL
          ALL STAR GAS INC. OF BUFFALO                            DE
          ALL STAR GAS OF EL DORADO SPRINGS, INC.                 DE
          ALL STAR GAS INC. OF HERMITAGE                          DE
          ALL STAR GAS INC. OF HUMANSVILLE                        DE
          ALL STAR GAS INC. OF BOLIVAR                            DE
          ALL STAR GAS INC. OF CAMDENTON                          DE
          ALL STAR GAS INC. OF LAURIE                             DE
          ALL STAR GAS INC. OF BLACKWATER                         DE
          ALL STAR GAS INC. OF PALMYRA                            DE
          ALL STAR GAS INC. OF RICHLAND                           DE
          ALL STAR GAS INC. OF WENTZVILLE                         DE
          ALL STAR GAS INC. OF MORGAN COUNTY                      DE
          ALL STAR GAS INC. OF LAKE OZARK                         DE
          ALL STAR GAS INC. OF CARROLLTON                         DE
          ALL STAR GAS INC. OF PARIS, MO                          DE
          ALL STAR GAS INC. OF MID-MISSOURI                       DE
          ALL STAR GAS INC. OF HIGGENSVILLE                       DE
          ALL STAR GAS INC. OF MARSHALL                           DE
          EMPIREGAS INC. OF MISSOURI                              DE
          ALL STAR GAS INC. OF BOWLING GREEN                      DE
          ALL STAR GAS INC. OF ELSBERRY                           DE
          ALL STAR GAS INC. OF WAYNESVILLE, MO                    DE
          ALL STAR GAS INC. OF CUBA                               DE
          ALL STAR GAS INC. OF ROLLA                              DE
          EMPIREGAS INC. OF JACKSONVILLE                          IL
          ALL STAR GAS INC. ZUMBRO FALLS, INC.                    MN
          ALL STAR GAS INC. OF TOLEDO                             OH
          EMPIREGAS INC. OF DOVER                                 OH
          EMPIREGAS INC. OF MOUNT VERNON                          OH
          EMPIREGAS INC. OF COLUMBIANA                            OH
          ALL STAR GAS INC. OF DURAND                             MI
          ALL STAR GAS INC. OF GAYLORD                            MI
          EMPIREGAS INC. OF CHASSEL                               MI
          EMPIREGAS INC. OF MARQUETTE                             MI
          EMPIREGAS INC. OF MUNISING                              MI
          ALL STAR GAS INC. OF BIG RAPIDS                         MI
          EMPIREGAS INC. OF CHARLOTTE                             MI
          EMPIREGAS INC. OF COLEMAN                               MI


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          EMPIREGAS INC. OF JACKSON                               MI
          EMPIREGAS INC. OF KALAMAZOO                             MI
          EMPIREGAS INC. OF TRAVERSE CITY                         MI
          EMPIREGAS INC. OF VASSAR                                MI
          ALL STAR GAS INC. OF GREENVILLE                         MI
          EMPIRE GAS INC. OF NEW YORK                             NY
          ALL STAR GAS INC. OF NORTH CAROLINA                     NC
          ALL STAR GAS INC. OF ROCKY MOUNT                        NC
          ALL STAR GAS INC. OF WASHINGTON                         NC
          ALL STAR GAS INC. OF WILMINGTON                         NC
          ALL STAR GAS INC. OF WILSON                             NC
          ALL STAR GAS INC. OF ZEBULON                            NC
          ALL STAR GAS INC. OF SOUTH CAROLINA                     SC
          ALL STAR GAS INC. OF WAYNESVILLE, NC                    NC
          ALL STAR GAS INC. OF WILKESBORO                         NC
          ALL STAR GAS INC. OF NORTH CAROLINA                     NC